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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 16, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420







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ITEM 7.  EXHIBITS

         99.1 Press Release dated March 15, 2004, furnished solely for the purposes of incorporation by reference into Item 9 herein.

ITEM 9.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 and furnished solely for the purposes of incorporation into this Item 9 is a press release which was issued on March 15, 2004 by Butler Manufacturing Company.



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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY


March 16, 2004                              /s/ John J. Holland
-----------------                           -------------------
Date                                        John J. Holland
                                            Chairman and Chief Executive
                                              Officer





March 16, 2004                              /s/ John W. Huey
-----------------                           -------------------
Date                                        John W. Huey
                                            Vice President, General Counsel
                                              and Secretary







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                                  EXHIBIT INDEX


99.1 Butler Manufacturing Company Announces Early Termination Received for Hart-Scott-Rodino Waiting Period